SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 28, 2003

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)

One North Main Street – Coudersport, PA	16915-1141
(Address of principal executive offices)	(Zip Code)

(814) 274-9830

Registrant’s telephone number, including area code

Item 5. Other Events

On May 28, 2003, Adelphia Communications Corporation (the “Company”) announced that it reached agreement with the initial debtor in possession (DIP) lenders on the covenants for its $1.5 billion credit facility (the “DIP Facility”). In addition to the covenants, the lenders also approved the Company’s operating and capital budget through June 2004, enabling the Company to access the full $1.5 billion under the DIP Facility. A copy of the press release announcing the establishment of the covenants and the other matters referred to herein is attached as Exhibit 99.1 to this filing and is incorporated herein by reference.

In addition, on June 4, 2003, the Company announced that four current members of the Board of Directors who had served prior to the Company’s Chapter 11 filing in June 2002—Leslie Gelber, Pete J. Metros, Dennis Coyle and Erland “Erkie” Kailbourne—will be stepping down to complete the transition to a new independent Board once their successors are named. A copy of the press release announcing the anticipated change in the composition of the Board of Directors is attached as Exhibit 99.2 to this filing and is incorporated herein by reference.

Amendment No. 5 to the DIP Facility, Amendment No. 6 and Waiver under the DIP Facility, Amendment No. 7 to the DIP Facility and the Covenant Addendum to the DIP Facility are each incorporated herein by reference and are attached to this filing as Exhibits 10.01, 10.02, 10.03 and 10.04, respectively.

Item 7(c). Exhibits

10.01	Amendment No. 5, dated as of April 14, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.02	Amendment No. 6 and Waiver, dated as of May 7, 2003, under the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.03	Amendment No. 7, dated as of May 27, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.04	Covenant Addendum, dated as of May 27, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

99.1	Press Release, dated May 28, 2003.

99.2	Press Release, dated June 4, 2003.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by management during the time it was controlled by the Rigas family: (a) the Company has not yet completed its financial statements as of or for the years ended December 31, 2002 and 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the years ended December 31, 2002 and 2001; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Report on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 or March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and its interim financial statements for 2001 and possibly other periods. New management took control of the Company in May 2002 and retained new independent auditors and began the preparation of new financial statements for the periods in question. As a result of certain actions of Rigas management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by Rigas management on other matters of interest to investors, such as the Company’s rebuild percentage (the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s and its subsidiaries’ (collectively, the “Company’s”) expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.

Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company’s filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Annual Report on Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled “Risk Factors” contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company’s filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the effects of government regulations and the actions of local cable franchise authorities; (d) the availability of debtor-in-possession financing and surety bonds to support the Company’s operations; (e) the results of the Company’s internal investigation and the matters described above under “Cautionary Statement Regarding Financial and Operating Data”; (f) actions of the Company’s competitors; (g) the pricing and availability of equipment, materials, inventories and programming; (h) product acceptance and customer spending patterns; (i) the Company’s ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (j) technological developments; (k) matters relating to or in connection with the bankruptcy filing and proceedings of Tel-Cove, Inc. (formerly known as Adelphia Business Solutions, Inc.); (l) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (m) the movement of interest rates and the resulting impact on the Company’s interest obligations with respect to its pre-petition bank debt and Debtor-in-Possession financing; and (n) the delisting of the Company’s common stock by Nasdaq. Many of such factors are beyond the control of the Company and its current management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2003	ADELPHIA COMMUNICATIONS CORPORATION (registrant)

	By:	/s/ VANESSA A. WITTMAN
Name: Vanessa A. Wittman
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01	Amendment No. 5, dated as of April 14, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.02	Amendment No. 6 and Waiver, dated as of May 7, 2003, under the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.03	Amendment No. 7, dated as of May 27, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.04	Covenant Addendum, dated as of May 27, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

99.1	Press Release, dated May 28, 2003.

99.2	Press Release, dated June 4, 2003.

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